UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 12, 2015
Date of Report (Date of earliest event reported)

PASSPORT POTASH INC.
(Exact name of registrant as specified in its charter)

British Columbia	000-54751	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

608 - 1199 West Pender Street Vancouver, BC, Canada	V6E 2R1
(Address of principal executive offices)	(Zip Code)

(604) 687-0300
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

__________

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 12, 2015, our board of directors pursuant to a written consent resolution accepted the resignation of Bill Allred as our Chief Financial Officer and accepted the consent to act of Jeffrey Kirk to act as our Chief Financial Officer.

Jeffrey L. Kirk

Mr. Kirk (age 58) is currently the Principal of Kirk Advisors, LLC (2013 to Present) which provides consulting services in the fields of operational finance and accounting, human resources administration and training. Mr. Kirk is also currently the CFO and a Partner of Headwaters Capital Partners (2010 to Present) a private equity company where he is accountable for finance function for multiple small business, including financial statement preparation, grant administration, tax preparation, accounting reconciliation and payroll. In addition, Mr. Kirk is also currently the Treasurer of Kaeme Foundation (2010 to Present) where his responsibilities include financial statement preparation, tax reporting, payroll and oversight of donations. From 2012 to 2013 Mr. Kirk was the VP, Human Resources for HeartFlow, Inc., a cardiovascular diagnostics technology company, where he established the HR department, supervised benefits, payroll administration and performance administration and was a member of the board's compensation committee. From 2010 to 2012, Mr. Kirk was the CFO of HeartFlow, Inc. where he organized all finance functions, prepared financial statements, formulation of policies, collaborated with external auditors and was a member of the board's audit committee. From 2008 to 2010, Mr. Kirk was the Director of Operations for Amp Capital Partners a private equity firm where he was involved in the oversight and mentoring of small businesses in the fields of ground water mapping, green fuel through conversion of biomass by solar energy and various other start-ups. Mr. Kirk received his Bachelor of Arts (Finance) from the University of Utah in 1981 and his Master of Business Administration from Utah State University in 1982. In addition, Mr. Kirk received his Master Certificate in Human Resources from Cornell University in 2012.

As a result of the above-referenced resignation and appointment, the Company's current directors and executive officers are as follows:

Name	Position
Joshua Bleak	President, Chief Executive Officer and a Director
John Eckersley	Executive Vice President and a Director
Jeffrey Kirk	Chief Financial Officer
David J. Salisbury	Chairman (non-executive) and a Director
Ali Rahimtula	Director

Michael X. Schlumpberger	Chief Operating Officer
Frank Högel	Vice Chairman (non-executive) and a Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASSPORT POTASH INC.
Date: January 14, 2015	/s/ John Eckersley Name: John Eckersley Title: Executive Vice-President and Director